Exhibit 1.1

______________ Primary Shares
584,000 Secondary Shares

PIONEER POWER SOLUTIONS, INC.

Common Stock

UNDERWRITING AGREEMENT

_____________, 2011

Oppenheimer & Co. Inc.
as Representative of the several
Underwriters named on Schedule I hereto
300 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

          Pioneer Power Solutions, Inc., a Delaware corporation (the “Company”), and the individuals and entities listed on Schedule II hereto (collectively, the “Selling Stockholders”), propose, subject to the terms and conditions contained in this agreement (this “Agreement”), to sell to the underwriters named on Schedule I hereto (the “Underwriters”), for whom Oppenheimer & Co. Inc. is acting as representative (the “Representative”), an aggregate of ________ shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). Of the ___________ Firm Shares, __________ are to be issued and sold by the Company and 584,000 are to be sold by the Selling Stockholders. The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto.

          In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional ___________ shares of Common Stock (the “Option Shares”) from the Company for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are collectively referred to herein as the “Shares.”

          In addition, at the Company’s request, the Underwriters have reserved up to [  ]% of the Firm Shares (the “Directed Shares”) for offer and sale upon the terms and conditions to be set forth in the Statutory Prospectus (as defined herein) and in accordance with the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) to persons who are directors, officers or employees of or who are otherwise associated with the Company who have heretofore delivered to the Representative offers or indications of interest to purchase shares of Firm Stock in form satisfactory to the Representative (such program, the “Directed Share Program” and such persons delivering such offers or indications of interest, the “Directed Share Participants”) and that any allocation of such Firm Stock among the Directed Share Participants will be made in accordance with timely directions received by the Representative from the Company; provided that under no circumstances will the Representative or any

Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted in good faith in connection with such Directed Share Program. It is further understood that any Directed Shares not affirmatively reconfirmed for purchase by any Directed Share Participant by _______a.m., New York City time, on the first Business Day (as defined herein) following the date hereof or otherwise are not purchased by Directed Share Participants will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus. The Company agrees to: (i) pay all fees and disbursements incurred by the Underwriters in connection with the Directed Share Program and any stamp duties or other taxes incurred by the Underwriters in connection with the Directed Share Program, in each case on the same terms as with the other Firm Shares as provided for herein and (ii) indemnify and provide contribution to each Underwriter and related person for their activities associated with the Directed Share Program on the terms set forth in this Agreement. As used herein, the term Firm Shares shall include the Directed Shares.

          The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”), a Registration Statement (as hereinafter defined) on Form S-1 (No. 333-173629), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to the Representative. As used herein, the term “Preliminary Prospectus” means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits filed with or incorporated by reference therein and the financial schedules included therein, except that no such exhibits or schedules that speak as of a certain date shall be deemed to speak as of a later date by virtue of its inclusion or incorporation by reference in the Registration Statement), as amended at the time and on the date it is declared effective by the Commission (the “Effective Date”), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term “Prospectus” as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to and within the time limits described in Rule 424(b) of the Rules.

          The Company and the Selling Stockholders each understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Statutory Prospectus (as hereinafter defined) and the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representative deems advisable. The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the

Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

          1. Sale, Purchase, Delivery and Payment for the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                    (a) The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share (the “Initial Price”), the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be Purchased from the Company” on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof.

                    (b) The Selling Stockholders agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, at the Initial Price, the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be Purchased from the Selling Stockholders” on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof.

                    (c) The Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representative to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised by the Representative on behalf of the Underwriters only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the Business Day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or e-mail notice, or verbal or telephonic notice confirmed by written, facsimile or other electronic (including via e-mail) notice by the Representative to the Company no later than 12:00 noon, New York City time, on the Business Day before the Firm Shares Closing Date or at least two Business Days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase. As used in this Agreement, the term “Business Day” means a day on which The New York Stock Exchange and The NASDAQ Stock Market (“NASDAQ”) are open for trading.

                    (d) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of the Representative, 300 Madison Avenue, New York, New York 10017, at 10:00 a.m., New York City time, on the third Business Day following the date of this Agreement or at such time on the same or such other date, not later than ten (10) Business Days after the date of this Agreement, as shall be agreed upon by the Company and the Representative (such time and date of delivery and payment are called the “Firm Shares Closing Date”). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each date of delivery as specified in the notice from the Representative to the Company (such time and date of delivery and payment are called the “Option Shares Closing Date”). The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a “Closing Date” and, together, the “Closing Dates.”

                    (e) Payment shall be made to the Company and the Selling Stockholders by wire transfer of immediately available funds to the accounts specified by or by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company and to the Selling Stockholders for the shares purchased from the Selling Stockholders, against delivery of the respective certificates to the Representative for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them.

                    (f) Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representative shall request at least two (2) full Business Days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(c) and shall in either case be delivered by or on behalf of, the Company to the Representative through the facilities of the Depository Trust Company (“DTC”) for the account of such Underwriter. The Company will cause the certificates (if any) representing the Shares to be made available for checking and packaging, at such place as is designated by the Representative, on the full Business Day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

          2. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any) as follows:

                    (a) This Agreement has been duly authorized, executed and delivered by the Company. All necessary corporate action has been duly and validly taken by the Company and its Board of Directors to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company.

                    (b) The Company and each of its subsidiaries, including each entity (be it a corporation, general or limited partnership, limited liability company, joint venture, association or other business organization, foreign or domestic) controlled directly or indirectly by the Company (each, a “Subsidiary” and collectively the “Subsidiaries”), is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization and each such entity has all requisite power and authority to carry on its business as is currently being conducted as described in the Statutory Prospectus and the Prospectus, and to own, lease and operate its properties. Except as set forth in the Registration Statement or the Statutory Prospectus, no Subsidiary is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary.

                    (c) The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its Major Subsidiaries (as defined below), considered individually or as a whole (a “Material Adverse Effect”), and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. As used herein, the term “Major Subsidiaries” means (i) Pioneer Transformers Ltd., a Quebec corporation and (ii) Jefferson Electric, Inc., a Delaware corporation (collectively, but not severally, with its operating Subsidiaries).

                    (d) All of the issued shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (each, a “Lien”), except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus.

                    (e) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement, the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Each Preliminary Prospectus, the Statutory Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s EDGAR filing system, except to the extent permitted by Regulation S-T promulgated by the Commission. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representative on behalf of the several Underwriters specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be, which information, the Company acknowledges and agrees, consists solely and exclusively of: (i) the names and corresponding share amounts of the several Underwriters set forth under the section captioned “Underwriting” in the Prospectus; (ii) the description of the selling concession and reallowance described in the fourth paragraph under the section captioned “Underwriting” in the Prospectus; and (iii) the statements concerning possible stabilization measures in the bullet points in the thirteenth paragraph under the section captioned “Underwriting” in the Prospectus (collectively, the “Underwriter Information”).

                    (f) As of the Applicable Time (as hereinafter defined), the price to the public and the number of Shares offered and sold, as indicated on the cover page of the Prospectus and the Statutory Prospectus (as hereinafter defined), all considered together (collectively, the “General Disclosure Package”), did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions in the General Disclosure Package made in reliance upon and in conformity with the Underwriter Information.

                    (g) Any electronic road show (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) (each, a “Road Show”) (i) is identified on Schedule IV hereto and (ii) complied when issued, and complies, in all material respects with the requirements of the Securities Act and the Rules. The Company has made at least one version of the Road Show available without restriction by means of graphic communication to any person or entity, including any potential investor in the Shares (and if there is more than one version of a Road Show for the Offering that is a written communication, the version available without restriction was made available no later than the other versions).

          As used in this Section and elsewhere in this Agreement:

          “Applicable Time” means ______ p.m. (Eastern time) on the date of this Agreement.

          “Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Shares that is included in the Registration Statement immediately prior to the Applicable Time.

                    (h) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus or the Prospectus, has been issued by the Commission and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of any Preliminary Prospectus and/or the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b). Any material required to be filed by the Company pursuant to Rule 433(d) or Rule 163(b)(2) of the Rules has been or will be made in the manner and within the time period required by such Rules.

                    (i) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement, the Statutory Prospectus and Prospectus (the “Company Financial Statements”) present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries at the dates indicated and the statement of earnings, stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified; and such Company Financial Statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles of the United States, consistently applied throughout the periods involved. The summary and selected financial data included in the Statutory Prospectus and Prospectus present fairly in all material respects the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus. The pro forma financial statements and the related notes thereto included in the Registration Statement, the Statutory Prospectus and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Statutory Prospectus and Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Item 10 of Regulation S-K promulgated by the Commission, to the extent applicable.

                    (j) The statistical and market related data included in the Registration Statement, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

                    (k) Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act) (including, without limitation, any guidance on future financial performance of the Company) contained in the Registration Statement, the Statutory Prospectus or the Prospectus has been made in good faith with a reasonable basis.

                    (l) RSM Richter Chamberland LLP (the “Auditor”), whose reports are filed with the Commission as a part of the Registration Statement, is and, during the periods covered by its reports was, independent registered public accountants as required by the Securities Act and the Rules. To the Company’s knowledge, the Auditor is duly registered with the Public Company Accounting Oversight Board and there are no facts and circumstances which could reasonably cause such registration to be revoked. Except as described in the Statutory Prospectus and the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the

Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

                    (m) The Company and each of its Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its Subsidiaries has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

                    (n) The Company and each of its Subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trade names, trade dress, service marks, copyrights, licenses, domain names, know how and other similar rights and proprietary knowledge and intellectual property (collectively, “Intangibles”) necessary for the conduct of its business. Neither the Company nor any of its Subsidiaries has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

                    (o) The Company and each of its Subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all Liens, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its Subsidiaries. All property held under lease by the Company and its Subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all Liens, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its Subsidiaries.

                    (p) Subsequent to the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus: (i) there has not been any event which has had or could reasonably be expected to have a Material Adverse Effect; (ii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, neither the Company nor its Subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                    (q) Subsequent to the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus, there has been no adverse change in the relationship of the Company with: (i) Hydro-Quebec Utility Company, Siemens Industry, Inc. and Toronto Hydro-Electric System Limited, which the Company believes are the Company’s only material customers as of the date hereof (each, a “Material Customer”) or (ii) any of the five largest suppliers to the Company or any Subsidiary by annual sales volume (excluding utilities) (each, a “Material Supplier”), except for such change that, individually or in the aggregate, has not had and would not be reasonably likely to have a Material Adverse Effect. To the Company’s knowledge, there is no material dispute with any Material Customer in connection with any product sold by the Company or any Subsidiary to any such Material Customer or with any Material Supplier that has given rise or would be reasonably likely to give rise to a material loss of revenue, liability or cost, except for such dispute that, individually or in the aggregate, has not had and would not be reasonably likely to have a Material Adverse Effect.

                    (r) There is no document, contract or other agreement or instrument required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement or instrument in the Registration Statement, the Statutory Prospectus or the Prospectus accurately reflects in all respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement, the Statutory Prospectus or the Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or its Subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any of its Subsidiaries, if a Subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its Subsidiary, if a Subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or its properties or business or a Subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

                    (s) Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that would not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

                    (t) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any Lien upon any properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or its Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its Subsidiaries or violate any provision of the charter or by-laws of the Company or any of its Subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

                    (u) The Company has authorized and outstanding capital stock as set forth under the caption “Capitalization” in the Statutory Prospectus and the Prospectus. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its Subsidiaries or any such rights pursuant to its Certificate of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its Subsidiaries is a party or bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The exercise price of each option to acquire Common Stock (each, a “Company Stock Option”) is no less than the fair market value of a share of Common Stock as determined on the date of grant of such Company Stock Option. All grants of Company Stock Options were validly issued and properly approved by the Board of Directors of the Company in material compliance with all applicable laws and the terms of the plans under which such Company Stock Options were issued and were recorded on the Company Financial Statements in accordance with GAAP, and no such grants involved any “back dating”, “forward dating,” “spring loading” or similar practices with respect to the effective date of grant. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Statutory Prospectus and the Prospectus. All outstanding shares of capital stock of each of the Company’s Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned Subsidiary of the Company free and clear of any Liens, other than those described in the Statutory Prospectus and the Prospectus.

                    (v) No holder of any security of the Company has any right to have any security owned by such holder included in the Registration Statement or to demand registration under the Securities Act of any security owned by such holder for a period of 180 days after the date of this Agreement, except pursuant to that certain Securities Purchase Agreement, dated as of December 2, 2009, by and among the Company and the investors identified on the signature pages thereto (the “Securities Purchase Agreement”). Each director and executive officer of the Company and each stockholder of the Company listed on Schedule III hereto has delivered to the Representative his, her or its enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A hereto (the “Lock-Up Agreement”).

                    (w) There are no private or public actions, suits or proceedings pending or, to the Company’s knowledge, threatened or contemplated, and, to the Company’s knowledge, there are no claims or investigations pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of the Company’s executive officers or directors is or would be a party or of which any of the Company’s or the Subsidiaries’ respective properties is or would be subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory court, commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority, except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its Subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect, and the Company has no reason to believe that its executive officers will not remain in the employment of the Company.

                    (x) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect:

                    (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board or any foreign equivalent, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, and the Company is not aware of any facts or circumstances that could reasonably lead to any such occurrence, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries;

                    (ii) except as described in the Registration Statement, the Statutory Prospectus and the Prospectus, to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries;

(iii) the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors;

                    (iv) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws, any provision of the Worker Adjustment and Retraining Notification Act of 1988, as amended (“WARN Act”) or the WARN Act’s state, foreign or local equivalent, or any provision of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries; the Company and each Subsidiary is in compliance with all presently applicable provisions of ERISA;

                    (v) the Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of ERISA and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations;

                    (vi) no “reportable event” (as defined in ERISA and the regulations and published interpretations thereunder) has occurred with respect to any “pension plan” (as defined in Section 3(2) ERISA) to which the Company or any Subsidiary contributes or which the Company or any Subsidiary maintains for which the reporting requirement is not waived under the presently applicable provisions of ERISA, regulations and published interpretations;

                    (vii) the Company and each Subsidiary has not incurred and does not expect to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” (as defined in Section 3(2) of ERISA) or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and

                    (viii) each “pension plan” (as defined in Section 3(2) of ERISA) for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and, to the Company’s knowledge, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                    (y) No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Registration Statement, the Statutory Prospectus and the Prospectus which has not been so described therein. There are no outstanding loans, advances or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any member of their respective immediate families. The Company has not, in violation of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

                    (z) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

                    (aa) The Company and each of its Subsidiaries has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its Subsidiaries.

                    (bb) The Shares have been duly authorized for quotation on the NASDAQ Capital Market System, subject to official Notice of Issuance. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act.

                    (cc) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries. The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles of the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    (dd) The Company and its Subsidiaries have established and maintain and evaluate “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Company and the Subsidiaries is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective at the reasonable assurance level to perform the functions for which they were established. The Company is not aware of (i) any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls. To the Company’s knowledge, the Auditor and the Board of Directors of the Company have been advised of: (i) all material weaknesses or significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. Since December 2, 2009, the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct in all material respects. The Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NASDAQ Capital Market promulgated thereunder.

                    (ee) Except as described in the Statutory Prospectus and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

                    (ff) The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of NASDAQ Rule 5605 and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of NASDAQ Rule 5605.

                    (gg) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or the Company’s or its Subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any Subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Neither the Company nor any of its Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

                    (hh) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the Financial Industry

Regulatory Authority, Inc. (“FINRA”) or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                    (ii) There are no affiliations with FINRA among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representative.

                    (jj) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect:

                    (i) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under Environmental Laws (as defined below);

                    (ii) there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or materially interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws;

                    (iii) neither the Company nor any of the Subsidiaries (A) to the Company’s knowledge, is the subject of any investigation, (B) has received any written notice or written claim, (C) is a party to any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any written agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below); and

                    (iv) to the Company’s knowledge, no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its Subsidiaries has received written notice that it is a “potentially responsible party” under CERCLA.

          As used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, relating to public health or the protection, cleanup or restoration of the environment or natural resources, including those relating to the processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (ii) any chemicals, materials or substances defined as or included in the definition of hazardous waste (as defined by 42 U.S.C. §6903(5)), hazardous substance (as defined by 42 U.S.C. §9601(14)), hazardous material (as defined by 49 U.S.C. §5102(2)), toxic pollutant (as listed pursuant to 33 U.S.C. §1317), or pollutant or contaminant (as pollutant or contaminant is defined in 33 U.S.C. §9601(33)).

                    (kk) In the ordinary course of its business, the Company periodically reviews the effect of current Environmental Laws on the compliance obligations related to the material operations of the Company and its Subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any material capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential material liabilities to third parties under Environmental Law). To the Company’s knowledge, the Company has concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

                    (ll) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Statutory Prospectus and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

                    (mm) Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Shares, neither will be a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company” or of a “subsidiary company,” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                    (nn) Since December 2, 2009 and, to the Company’s knowledge, prior to December 2, 2009, the Company or any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its Subsidiaries, has not, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                    (oo) The operations of the Company and its Subsidiaries are and have been conducted at all times since December 2, 2009 and, to the Company’s knowledge, prior to December 2, 2009, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all foreign and domestic jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any foreign or domestic governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any foreign or domestic court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

                    (pp) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

                    (qq) Neither the Company nor, to the Company’s knowledge, any other person associated with or acting on behalf of the Company (including, without limitation, any director, officer, agent or employee of the Company) has offered or caused the Underwriters to offer any of the Shares to any individual or entity with the specific intent to unlawfully influence: (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (ii) a journalist or publication to write or publish favorable information about the Company or its products.

                    (rr) Since December 2, 2009, the Company and its Subsidiaries have not made any extensions of credit to any third parties that (a) are outstanding as of the date hereof and are in amounts that equal or exceed the registration thresholds for a non-bank lender under 12 C.F.R. pt. 221.3(b), and (b) (i) qualify as a “purpose credit” (as defined under Regulation U issued by the Federal Reserve Board), and (ii) are secured by “margin stock” (as defined under Regulation U issued by the Federal Reserve Board).

                    (ss) Except as described in the Statutory Prospectus and the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

                    (tt) Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement, the Statutory Prospectus and the Prospectus.

                    (uu) None of the Company, its directors or its officers has distributed nor will distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act.

                    (vv) When representations or warranties in this Agreement refer to “foreign” laws, statues, rules, regulations, requirements and similar matters, such term is intended to include the laws, statutes, rules, regulations, requirements and similar matters of any nation in the world other than the United States and its territories, and any state, province, city, town or other governmental instrumentality in any such nation, and including, without limitation and for the sake of clarity, the countries of Canada and Mexico.

          3. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders hereby represents and warrants to each Underwriter as of the date hereof and as of the Firm Shares Closing Date, as follows:

                    (a) Such Selling Stockholder has caused certificates for the number of Shares to be sold by such Selling Stockholder hereunder to be delivered to Continental Stock Transfer & Trust Company (the “Custodian”), endorsed in blank or with blank stock powers duly executed, with a signature appropriately guaranteed, such certificates to be held in custody by the Custodian for delivery, pursuant to the provisions of this Agreement and a Custody Agreement among the Custodian and the Selling Stockholders substantially in the form attached hereto as Exhibit B (the “Custody Agreement”).

                    (b) Such Selling Stockholder has granted an irrevocable power of attorney substantially in the form attached hereto as Exhibit C (the “Power of Attorney”) to the person named therein, on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the shares to be sold by such Selling Stockholder pursuant hereto.

                    (c) This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement have each been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and legally binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms.

                    (d) The execution and delivery by such Selling Stockholder of this Agreement and the performance by such Selling Stockholder of its obligations under this Agreement, including the sale and delivery of the Shares to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder, do not and will not, whether with or without the giving of notice or the passage of time or both: (i) violate or contravene any provision of the charter or bylaws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable law, statute, regulation, or filing or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, (ii) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax or Lien upon the shares to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to the terms of any agreement or instrument to which such Selling

Stockholder is a party or by which such Selling Stockholder may be bound or to which any of the property or assets of such Selling Stockholder is subject or (iii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement.

                    (e) Such Selling Stockholder has, and on the Firm Shares Closing Date will have, valid and marketable title to the Shares to be sold by such Selling Stockholder free and clear of any Lien, including, without limitation, any restriction on transfer, except as otherwise described in the Registration Statement and Prospectus.

                    (f) Such Selling Stockholder has, and on the Firm Shares Closing Date will have, full legal right, power and authority, and any approval required by law, to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided by this Agreement.

                    (g) Upon delivery of and payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, assuming each Underwriter has no notice of any adverse claim, the several Underwriters will receive valid and marketable title to such Shares free and clear of any Lien.

                    (h) All information relating to such Selling Stockholder furnished in writing by such Selling Stockholder expressly for use (i) in the Registration Statement and Prospectus and (ii) by the Representative in connection with FINRA’s review of the Underwriters’ compensation in connection with transaction contemplated hereby is, and on the Firm Shares Closing Date will be, true, correct, and complete, and does not, and on the Firm Shares Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

                    (i) Such Selling Stockholder has reviewed the Registration Statement and Prospectus and, although such Selling Stockholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Selling Stockholder that would lead such Selling Stockholder to believe that: (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading; (ii) on the Effective Date the Prospectus contained and, on each Closing Date contains, any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) as of the Applicable Time, the General Disclosure Package included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence applies only to statements in or omissions from any such document in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein, it being understood and agreed that the only such information consists of information with respect to such Selling Stockholder that appears in the table and corresponding footnotes thereto (excluding any percentages) under the caption “Principal and Selling Stockholders” in the Registration Statement, the Prospectus and the General Disclosure Package (the “Selling Stockholder Information”).

                    (j) The sale of Shares by such Selling Stockholder pursuant to this Agreement is not prompted by such Selling Stockholder’s knowledge of any material information concerning the Company or any of its Subsidiaries which is not set forth in the Prospectus.

                    (k) Neither such Selling Stockholder nor, to the knowledge of such Selling Stockholder, any other person associated with or acting on behalf of such Selling Stockholder (including, without limitation, any director, officer, agent or employee of such Selling Stockholder) has offered or caused the Underwriters to offer any of the Shares to any individual or entity with the specific intent to unlawfully influence: (i) a customer or supplier of the Company or such Selling Stockholder to alter the customer’s or supplier’s level or type of business with the Company or such Selling Stockholder or (ii) a journalist or publication to write or publish favorable information about such Selling Stockholder, the Company or its products.

                    (l) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                    (m) Such Selling Stockholder does not have actual knowledge that any representation or warranty of the Company set forth in Section 2 above is untrue or inaccurate in any material respect.

                    (n) Such Selling Stockholder has not prepared, used or referred to, nor will it prepare, use or refer to, any “free writing prospectus” (as defined in Rule 405 of the Rules).

                    (o) If the Selling Stockholder is: (i) acting through a trustee or via any fiduciary or representative capacity, such Selling Stockholder has delivered to the Representative true and complete copies of each trust agreement, will, letters testamentary or other instrument which demonstrate the authorization of such Selling Stockholder to enter into this Agreement, the Custody Agreement, and the Power of Attorney and effect the transactions contemplated hereby and thereby; or (ii) a limited liability company, such Selling Stockholder has delivered to the Representative true and accurate extracts of any applicable provisions of its operating agreement (and applicable provisions of the organizational documents) authorizing such Selling Stockholder to enter into this Agreement, the Custody Agreement, and the Power of Attorney and effect the transactions contemplated hereby and thereby.

          4. Conditions of the Underwriters’ Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                    (a) Notification that the Registration Statement has become effective shall have been received by the Representative and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

                    (b) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative. If the Company has elected to rely upon Rule 430A of the Rules, the information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

                    (c) The representations and warranties of the Company and the Selling Stockholders contained in this Agreement and in the certificates delivered pursuant to Section 4(d) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company and the Selling Stockholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

                    (d) The Representative shall have received on each Closing Date a certificate, addressed to the Representative and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and, in their opinion (A) as of the Effective Date the Registration Statement and Prospectus did not include, and as of the Applicable Time, the General Disclosure Package, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the Statutory Prospectus or the Prospectus; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act and (v) there has not occurred any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its Subsidiaries considered as a whole.

                    (e) The Representative shall have received on the Firm Shares Closing Date a certificate addressed to the Representative and dated such Closing Date, of each Selling Stockholder, to the effect that: (i) the representations, warranties and agreements of such Selling

Stockholder in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) such the Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained herein; and (iii) such Selling Stockholder has carefully examined the Registration Statement, the Prospectus and the General Disclosure Package, and, to the knowledge of such Selling Stockholder, (A) with respect to the information relating to such Selling Stockholder, as of the Effective Date, the Registration Statement and Prospectus did not include, and as of the Applicable Time, the General Disclosure Package did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred with respect to such Selling Stockholder which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus.

                    (f) The Representative shall have received: (i) simultaneously with the execution of this Agreement a signed letter from the Auditor addressed to the Representative and dated the date of this Agreement, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the General Disclosure Package, and (ii) on each Closing Date, a signed letter from the Auditor addressed to the Representative and dated the date of such Closing Date(s), in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                    (g) The Representative shall have received on each Closing Date from Haynes and Boone, LLP, counsel for the Company, an opinion, addressed to the Representative and dated such Closing Date, opining as to the matters set forth on Exhibit D hereto.

                    (h) The Representative shall have received on the Firm Shares Closing Date from Haynes and Boone, LLP, counsel for the Selling Stockholders, an opinion, addressed to the Representative and dated on the Firm Shares Closing Date, opining as to the matters set forth on Exhibit E hereto.

                    (i) The Representative shall have received on each Closing Date from Canadian counsel for the Company, an opinion, addressed to the Representative and dated such Closing Date, opining as to the organization, good standing and power and authority of, and certain other customary matters, relating to the Company’s Canadian Subsidiaries, which opinion shall be in a customary form reasonably satisfactory to the Representative.

                    (j) The Representative shall have received on each Closing Date from Ellenoff Grossman & Schole LLP, counsel for the Representative, an opinion, addressed to the Representative and dated such Closing Date, opining as to the matters set forth on Exhibit F hereto.

                    (k) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and its counsel.

                    (l) The Representative shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule III hereto. It is agreed that the Lock-up Agreements shall apply, if and as applicable, to any shares purchased in the Directed Share Program. In the event that the Representative, in its sole discretion, agrees to release or waive any restriction set forth in a Lock-Up Agreement for an officer or director of the Company, and provides the Company with notice of the impending release or waiver at least three (3) Business Days before the effective date of such release or waiver (which release or waiver shall be substantially in the Form found at Exhibit A-1 hereto, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit A-2 hereto through a major news service at least two (2) Business Days before the effective date of the release or waiver.

                    (m) The Shares shall have been approved for listing on the NASDAQ Capital Market, subject only to official notice of issuance.

                    (n) The Company shall have effected a one-for-five reverse stock split of its Common Stock as described in the Statutory Prospectus and the Prospectus.

                    (o) The Representative shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus, the General Disclosure Package and the Prospectus: (i) there shall not have been any material change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company, (ii) except as set forth or contemplated by the Registration Statement, the Statutory Prospectus, the General Disclosure Package or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or could reasonably be expected to have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its properties that is material to the Company or that affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the assets, properties, condition (financial or otherwise), or in the results of operations, business affairs or business prospects of the Company or its Subsidiaries considered as a whole that makes it impractical or inadvisable in the Representative’ judgment to proceed with the purchase or offering of the Shares as contemplated hereby.

                    (p) On the Firm Shares Closing Date, FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and agreements in connection with the offering of the Shares.

                    (q) The Company and each Selling Stockholder shall have furnished or caused to be furnished to the Representative such further certificates or documents as the Representative shall have reasonably requested.

          5. Covenants and other Agreements of the Company and the Selling Stockholders.

                    (a) The Company covenants and agrees as follows:

                    (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Representative and file such Prospectus pursuant to Rule 424(b) of the Rules not later than the Commission’s close of business on the second Business Day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules.

                    (ii) The Company shall promptly advise the Representative in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representative a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representative reasonably objects. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                    (iii) If, at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 5(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                    (iv) The Company shall make generally available to its security holders and to the Representative as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company’s fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                    (v) The Company shall furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request. If applicable, the copies of the Registration Statement, Preliminary Prospectus and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vi) The Company shall cooperate with the Representative and its counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representative may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                    (vii) The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

                    (viii) Without the prior written consent of the Representative, for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement, the issuance of shares pursuant to the Company’s existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus, and (subject to compliance with applicable Lock-Up Agreements) the Company’s registration statement on Form S-1 (File No. 333-164504), as amended, originally filed with the Commission on January 25, 2010, or such other registration statement as may be filed pursuant to the Securities Purchase Agreement. In the event that during this period: (A) any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock of the Company are issued pursuant to the Company’s existing stock option plan or bonus plan that are exercisable during such 180 day period or (B) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 180 period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 180 days after the date of this Agreement, such person will not, without the prior written consent of the Representative, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person. The Company represents and warrants that each grantee, purchaser or holder of such securities described in the previous sentence shall be subject to substantively identical lock-up restrictions as set forth on Exhibit A attached hereto and the Company shall enforce such rights and impose stop-transfer restrictions on any such sale or other transfer or disposition of such shares until the end of the applicable period and if (x) during the last 17 days of the 180 day period described in this Section 5(a)(viii) the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of such 180 day period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the 180 day period; the restrictions imposed during this Section 5(a)(viii) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

                    (ix) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the NASDAQ Capital Market (including any required registration under the Exchange Act).

                    (x) Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference or investor presentation with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representative unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(xi) The Company will apply the net proceeds from the offering of the Shares in the manner set forth under “Use of Proceeds” in the Prospectus.

                    (b) The Company agrees to pay, or reimburse if paid by the Representative or any Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the out-of-pocket expenses of the Representative (including, without limitation, the fees and disbursements of counsel to the Representative) incurred in connection with the transactions contemplated hereby, which expenses shall not exceed US$225,000 without approval of the Company (such approval not to be unreasonably withheld); provided, that such approved expenses shall not exceed US$425,000 in the aggregate; (ii) the preparation, printing, reproduction filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, all amendments and supplements thereto and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (iii) the preparation and delivery of certificates for the Shares to the Underwriters; (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 5(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters (which is included within the $225,000 cap referred to in clause (b)(i) above) in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (v) the furnishing (including costs of shipping and mailing) to the Representative and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, and any of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (vi) the filing fees of (A) the Commission and (B) FINRA in connection with FINRA’s review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review (which is included within the expense reimbursement cap referred to in clause (b)(i) above); (vii) the fees of NASDAQ associated with the inclusion of the Shares for listing on the NASDAQ Capital Market; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the foregoing and the provisions of Section 8, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence.

                    (c) The Selling Stockholders, severally and not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Shares to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants.

                    (d) The Company and the Selling Stockholders each acknowledge and agree that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company, the Selling Stockholders or any other person or entity. Additionally, the Company and the Selling Stockholders acknowledge and agree that the Underwriters have not and will not advise the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholders have consulted with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company, the Selling Stockholders or any other person with respect thereto, whether arising prior to or after the date hereof. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Stockholders. The Company and the Selling Stockholders agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owe a fiduciary duty to the Company, any Selling Stockholder or any other person in connection with any such transaction or the process leading thereto.

                    (e) The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 of the Rules, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 of the Rules, required to be filed with the Commission. The Company represents that is has satisfied and agrees that it will satisfy the conditions set forth in Rule 433 of the Rules to avoid a requirement to file with the Commission any Road Show.

                    (f) The Selling Stockholders agree to deliver such additional documentation as the Company or the Representative or any of their respective counsel may reasonably request to effectuate or confirm compliance with this Agreement, the Custody Agreement or the Power of Attorney, all of the foregoing to be in form and substance reasonably satisfactory in all respects to the party requesting such documentation.

          6. Indemnification.

                    (a) The Company and the Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter, its directors, officers and employees and each person or entity, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”) or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement, the Prospectus, the Statutory Prospectus or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with the Underwriter Information. Notwithstanding the foregoing, (i) each Selling Stockholder shall be subject to such liability only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon the applicable Selling Stockholder Information and (ii) the liability of each Selling Stockholder pursuant to the provisions of this Section 6(a) shall be limited to an amount equal to the aggregate net proceeds received by such Selling Stockholder from the sale of the Shares sold by the Selling Stockholder hereunder. This indemnity agreement will be in addition to any liability which the Company and Selling Stockholders may otherwise have.

          In addition, the Company agrees to indemnify and hold harmless each Underwriter, its directors, officers and employees and each person or entity, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages, expenses and liabilities (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arising out of or based upon the failure of any Directed Share Participant to pay for and accept delivery of Directed Shares otherwise reserved for such Directed Share Participant pursuant to the Directed Share Program, and (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of an Underwriter.

                    (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, the Selling Stockholders and each person, if any, who controls the Company or the Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Underwriter Information; provided, however, that the obligation of each Underwriter to indemnify the Company or the Selling Stockholders (including any controlling person, director or officer thereof) shall be limited to the amount of the underwriting discount and commissions applicable to the Shares to be purchased by such Underwriter hereunder.

                    (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

          7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(a) or 6(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7: (i) no Underwriter (except as may be provided in any agreement among Underwriters between the Representative and the several Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter; and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the aggregate net proceeds of the sale of Shares received by such Selling Stockholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or any/the Selling Stockholders, as the case may be. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter’s obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint. The provisions of this Section 7 shall not affect any agreement among the Company and the Selling Stockholders with respect to contribution.

          8. Termination.

                   (a) This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representative by notifying the Company and the Selling Stockholders at any time at or before a Closing Date in the absolute discretion of the Representative if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representative, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or acts of terrorism or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the NASDAQ has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, FINRA, or any other governmental or regulatory authority; or (iv) a banking moratorium has been declared by any state or federal authority; or (v) in the judgment of the Representative, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its Subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

                    (b) If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Stockholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or a Selling Stockholders, except that (i) if this Agreement is terminated by the Representative or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all actual accountable out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder in an amount not exceed US$225,000 without approval of the Company (such approval not to be unreasonably withheld) and provided such expenses are permitted to be reimbursed under

FINRA Rule 5110(f)(2)(D) and (ii) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Stockholders or to the other Underwriters for damages occasioned by its failure or refusal.

          9. Substitution of Underwriters.

                    (a) If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein. If, however, the Representative shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms. If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed one-eleventh of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. In any such case, either the Representative or the Company and the Selling Stockholders shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

                    (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the First Closing Date, the obligations of the Underwriters to purchase and of the Company or the Selling Stockholders, as the case may be, to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholders, and without liability on the part of the Company or the Selling Stockholders, except as provided in Sections 5(b), 6, 7 and 8. The provisions of this Section 9 shall not in any way affect the liability of any defaulting Underwriter to the Company or the non-defaulting Underwriters arising out of such default. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          10. Miscellaneous.

                    (a) The respective agreements, covenants, representations, warranties, indemnities and other statements of the Company, Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or the Selling Stockholders or any of their respective officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 5(b), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

                    (b) This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any purchaser of Shares from any Underwriter merely because of such purchase. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

                    (c) The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

                    (d) The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

                    (e) Except as otherwise specifically provided herein, all notices, consents and other communications under this Agreement must be in writing and will be deemed given (i) upon delivery, when delivered personally, (ii) on the fifth Business Day after being mailed by certified mail, return receipt requested, (iii) the next Business Day after delivery to a recognized overnight courier, or (iv) upon transmission and confirmation of receipt if sent by facsimile transmission, to the parties at the following addresses or facsimile numbers (or to such other address or facsimile number as such party may have specified by notice given to the other party pursuant to this provision):

                    (i) if to the Representative or the Underwriters, c/o Oppenheimer & Co. Inc., 300 Madison Avenue, New York, New York 10017 Attention: Equity Capital Markets, Fax Number: (212) 667-6140, with a copy to Oppenheimer & Co. Inc., 300 Madison Avenue, New York, New York 10017 Attention: General Counsel, Fax

Number: (212) 667-5920, with a copy (which shall not constitute notice) to Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017, Fax Number: (212) 370-7889, Attention: Douglas S. Ellenoff, Esq.;

                    (ii) if to the Company, One Parker Plaza, 400 Kelby Street, 9th Floor, Fort Lee, New Jersey 07024, Fax Number: (212) 867-1325, Attention: Nathan J. Mazurek, with a copy (which shall not constitute notice) to Haynes and Boone, LLP, 30 Rockefeller Plaza, 26th Floor, New York, New York 10112, Fax Number (212) 884-8234, Attention: Rick A. Werner, Esq.; and

(iii) if to a Selling Stockholder, to the address and fax number provided in the Custody Agreement executed by such Selling Stockholder.

                    (f) This Agreement shall be deemed to have been executed and delivered in New York City, New York, United States of America, and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, United States of America, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law).

                    (g) Each of the Underwriters, the Company and the Selling Stockholders: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters, the Company and the Selling Stockholders further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding.

                    (h) THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

                    (i) This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or e-mail/.pdf transmission shall constitute valid and sufficient delivery thereof.

                    (j) Time shall be of the essence of this Agreement.

[Signature Page Follows]

          Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

PIONEER POWER SOLUTIONS, INC.

By:

Name: Nathan J. Mazurek
Title: President and Chief Executive Officer

SELLING STOCKHOLDERS:

A. LAWRENCE CARROLL TRUST

By:

Name:
Title:

DENE LLC

By:

Name:
Title:

Ronald Gurman

Josef Hartman

[Signature Pages Continue]

[Continuation of Signature Pages to Underwriting Agreement]

Eli Lerner

Jules Nordlicht

Michael Raskas

Stanley Raskas

A. GEORGE SAKS AND STEPHANIE SAKS JTWROS

By:

Name:
Title:

David Saks

Sami Shemtov

[Signature Pages Continue]

[Continuation of Signature Pages to Underwriting Agreement]

Stephen Sundheimer

WEC PARTNERS LLC

By:

Name:
Title:

Dov Wiener

Margaret Y. Wong

Alex Ping Zhang

[Signature Pages Continue]

Confirmed:

OPPENHEIMER & CO. INC.
Acting on behalf of itself and as representative of the several
Underwriters named in Schedule I annexed hereto.

By:

Name:
Title:

[End of Signature Pages to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased

Oppenheimer & Co. Inc.

Houlihan Lokey, Inc.

Sidoti & Company, LLC

TOTAL

Sch I - 1

SCHEDULE II

Selling Stockholder	Total Number of Firm Shares to be Sold

A. Lawrence Carroll Trust	210,000
Dene LLC	13,000
Ronald Gurman	15,000
Josef Hartman	5,000
Eli Lerner	40,000
Jules Nordlicht	50,000
Michael Raskas	15,000
Stanley Raskas	20,000
A. George Saks and Stephanie Saks JTWROS	15,000
David Saks	6,000
Sami Shemtov	5,000
Stephen Sundheimer	10,000
WEC Partners LLC	150,000
Dov Wiener	10,000
Margaret Y. Wong	15,000
Alex Ping Zhang	5,000

TOTAL	584,000

Sch II - 1

SCHEDULE III

Lock-up Signatories

Nathan J. Mazurek
Thomas Klink
Andrew Minkow
Yossi Cohn
David J. Landes
Ian Ross
David Tesler
Jonathan Tulkoff
Provident Pioneer Partners, L.P.
A. Lawrence Carroll Trust
WEC Partners LLC
Ronald Gurman
Josef Hartman
Eli Lerner
Jules Nordlicht
Michael Raskas
Stanley Raskas
A. George Saks and Stephanie Saks JTWROS
David Saks
Sami Shemtov
Stephen Sundheimer
Dov Wiener
Margaret Y. Wong
Alex Ping Zhang

Sch III - 1

Exhibit A

FORM OF LOCK-UP AGREEMENT

_______ __, 2011

Oppenheimer & Co. Inc.
as Representative of the Several Underwriters
c/o Oppenheimer & Co. Inc.
300 Madison Avenue
New York, New York 10017

          Re:      Public Offering of Pioneer Power Solutions, Inc.

Ladies and Gentlemen:

          The undersigned, a holder of common stock, par value $0.001 (“Common Stock”), or rights to acquire Common Stock, of Pioneer Power Solutions, Inc., a Delaware corporation (the “Company”) understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering (the “Public Offering”) by the several Underwriters named on Schedule I to the Underwriting Agreement (the “Underwriters”), of shares of Common Stock of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

          In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of Oppenheimer & Co. Inc. on behalf of the Underwriters, the undersigned will not, during the period ending 180 days (the “Lock-Up Period”) after the date of the prospectus relating to the Public Offering (the “Prospectus”), directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Exchange Act) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing.

          In addition, the undersigned agrees that, without the prior written consent of Oppenheimer & Co. Inc. on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

          The foregoing shall not apply to (1) Common Stock to be transferred (i) by gift or gifts, will or intestacy, (ii) by distribution to partners, members or shareholders of the undersigned, (iii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the

Exhibit A - 1

immediate family of the undersigned, or (iv) by operation of law, such as statutes governing the effects of a merger or a qualified domestic order (provided that in the case of a transfer pursuant to this clause (1), the transferee or trustee of the transferee, if applicable, agrees in writing to be bound by the terms hereof), (2) the sale of the Securities to be sold pursuant to the Prospectus, (3) the exercise of any options or warrants to purchase Common Stock (including by cashless exercise to the extent permitted by the instruments representing such options or warrants), but not the sale, transfer or other prohibited activity described above relating to any shares of Common Stock underlying such options or warrants and (4) sales under any 10b5-1 plan. For the purposes of this Letter Agreement, immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. [If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed shares of Common Stock the undersigned may purchase in the Offering.]

          [If the undersigned is an officer or director of the Company, and per the terms of the Underwriting Agreement: (i) at least three (3) Business Days before the effective date of any release or waiver of the foregoing restrictions in connection with a proposed transfer of shares of Common Stock by the undersigned, the Representative will notify the Company of the impending release or waiver, and (ii) the Company has agreed to announce the impending release or waiver by press release through a major news service at least two (2) Business Days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two (2) Business Days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.]

          Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period; the restrictions imposed in this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

          In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

          Notwithstanding anything herein to the contrary, this Letter Agreement shall be terminated and the undersigned shall be released form all obligations under this Letter Agreement, if (i) the Underwriting Agreement does not become effective, (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) the Public Offering is not completed on or before August 15, 2011.

          The undersigned, whether or not participating in the Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

          This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

Exhibit A - 2

Exhibit A-1

FORM OF WAIVER OF LOCK-UP

[Oppenheimer Letterhead]

Pioneer Power Solutions, Inc.
Public Offering of Common Stock

[ ], 20[ ]

[Name and Address of
Officer or Director
Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by Pioneer Power Solutions, Inc. (the “Company”) of [      ] shares of common stock, $0.001 par value (the “Common Stock”), of the Company and the lock-up agreement dated [      ], 2011 (the “Lock-up Agreement”), executed by you in connection with such offering, and your request for a [waiver] [release] dated [ ], 20[ ], with respect to [      ] shares of Common Stock (the “Shares”).

Oppenheimer & Co. Inc. hereby agrees to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective [ ], 20[ ][date to be 3 business days from date of letter]; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Yours very truly, OPPENHEIMER & CO. INC. By: _______________________ Name: Title:

cc: [Company contact]

Exhibit A-3

Exhibit A-2

FORM OF LOCK UP WAIVER/RELEASE COMPANY PRESS RELEASE

[Company]
[Date]

[                ] (“[Company]”) announced today that Oppenheimer & Co. Inc., the representative of the underwriters in the Company’s recent public sale of [ ] shares of common stock, is [waiving] [releasing] a lock-up restriction with respect to [ ] shares of the Company’s common stock held by [ ], an [officer/director] of the Company. The [waiver] [release] will take effect on [ ], 20[ ], and the related shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Exhibit A-4

Exhibit B

FORM OF STOCK CUSTODY AGREEMENT
for sale of shares of common stock,
par value $0.001 per share, of Pioneer Power Solutions, Inc.

Continental Stock Transfer & Trust Company
17 Battery Place, 8th Floor
New York, New York 10004
Attention: Margaret Villani

Ladies and Gentlemen:

          There are hereby delivered to Continental Stock Transfer & Trust Company, as custodian (the “Custodian”), certificate(s) representing shares of common stock, par value $0.001 per share (“Common Stock”), of Pioneer Power Solutions, Inc., a Delaware corporation (the “Company”) as set forth at the end of this letter on the page entitled “CERTIFICATE(S) DEPOSITED.” Each of the certificates so delivered is accompanied by an executed stock power duly endorsed for transfer and is in negotiable form bearing the signature of the undersigned and a medallion guarantee stamp (or, if the signatory is outside the U.S., certified with an apostille). The certificate(s) are to be held by the Custodian for the account of the undersigned and are to be disposed of by the Custodian in accordance with this Custody Agreement (this “Custody Agreement”).

          Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed a power of attorney (the “Power of Attorney”) irrevocably appointing Nathan J. Mazurek and Andrew Minkow, each with full power and authority to act alone in any matter thereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually, an “Attorney” and collectively, the “Attorneys”), with full power and authority in the name of, for and on behalf of, the undersigned with respect to certain matters arising in connection with the sale of the Common Stock by the undersigned as contemplated by that certain underwriting agreement (the “Underwriting Agreement”) among the Company, certain stockholders of the Company, including the undersigned (the “Selling Stockholders”), and Oppenheimer & Co. Inc., as representative (the “Representative”) of the several underwriters to be named on Schedule I to the Underwriting Agreement (the “Underwriters”), including, but not limited to, entering into and performing the undersigned’s obligations under the Underwriting Agreement.

          The total number of shares of Common Stock to be sold by the undersigned to the Underwriters and set forth opposite the name of the undersigned on Schedule II to the Underwriting Agreement is hereinafter referred to as the “Shares.”

          The Custodian is hereby authorized and directed to hold the certificate(s) deposited with the Custodian hereunder in the custody of the Custodian and, subject to the instructions of the Attorneys: (i) to take all necessary action to cause the Shares to be transferred on the books of the Company into such names as the Representative, on behalf of the several Underwriters, shall

Exhibit B - 1

have instructed, including surrendering the certificate(s) representing the Shares to the transfer agent for the Common Stock for cancellation, via overnight mail on the day of receipt of such instructions against payment for such Shares at the purchase price per Share specified in the Underwriting Agreement and to give receipt for such payment; (ii) to deposit the same to the Custodian’s account as custodian for the Shares and draw upon such account to pay such legal fees (“Legal Fees”), if any, as the Custodian may be instructed to pay by the Attorneys; (iii) to transmit to the undersigned in the manner set forth under “Manner of Payment” below, within 24 hours of receiving instructions from the Attorneys to do so, the excess, if any (the “Net Proceeds”), of the amount received by the Custodian as payment for the Shares over the Legal Fees, if any. The amount of such Net Proceeds is to be paid in the manner requested by the undersigned at the end of this Custody Agreement or in such manner as the Custodian, in accordance with the terms hereof, shall deem appropriate. Upon receipt of instructions from the Attorneys, the Custodian shall also return to the undersigned certificate(s), if any, that, pursuant to instructions from either Attorney, were not sent to the transfer agent.

          Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to and in consideration of the interests and actions of the Attorneys, the several Underwriters, the Company and the other Selling Stockholders and is irrevocable and not subject to withdrawal or termination by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an “Event”). Accordingly, the certificate(s) deposited with the Custodian hereunder and this Custody Agreement and the Custodian’s authority hereunder are subject to and in consideration of the interests of the several Underwriters, the Company, the Attorneys and the other Selling Stockholders, and this Custody Agreement and the Custodian’s authority hereunder are irrevocable and are not subject to withdrawal or termination by the occurrence of any Event. If an Event shall occur after the execution hereof but before the delivery of the Shares to the Underwriters, then certificate(s) representing such Shares will be delivered by the Custodian to the Underwriters on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement and any actions taken by the Custodian pursuant to this Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian, the Attorneys, the Underwriters or any one of them, shall have received notice of such Event.

          Notwithstanding any of the foregoing provisions, upon receipt of written notice from either Attorney to the Custodian (and assuming such Attorney is acting lawfully and pursuant to the terms of this Agreement, the Power of Attorney and the Underwriting Agreement), the Custodian shall return to the undersigned all certificate(s), together with any stock powers, delivered herewith. One of the Attorneys shall promptly notify the Representative in writing of any such action taken by either Attorney.

Exhibit B - 2

          Until payment of the purchase price for the Shares has been made to the Custodian by or for the account of the several Underwriters, the undersigned shall remain the owner of all shares of Common Stock represented by the certificate(s) deposited with the Custodian hereunder and shall have the right to vote such shares and all other securities, if any, represented by such certificate(s) and to receive all dividends and distributions thereon, except the right to retain custody and dispose of such shares, which is subject to the rights of the Custodian under this Custody Agreement, the Attorneys under the Power of Attorney and the Underwriters under the Underwriting Agreement. The Underwriters shall not acquire the power or the right to direct the investment of the Shares by virtue of this Custody Agreement until the consideration therefor is paid pursuant to the Underwriting Agreement.

          The Custodian shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to the Custodian by the Attorneys, or any one of them. Any Attorney has the authority to instruct the Custodian on irregularities or discrepancies in the certificates representing shares of Common Stock and any accompanying documents.

          In taking any action requested or directed by the Representative and permitted under the terms of this Custody Agreement, the Custodian will be entitled to rely upon a writing signed by a Vice President, Senior Vice President, Managing Director, Counsel, Assistant General Counsel or General Counsel of Oppenheimer & Co. Inc.

          It is understood that the Custodian assumes no responsibility or liability to any person or entity other than to deal with the certificate(s) deposited with the Custodian hereunder and the proceeds from the sale of all or a portion of the securities represented thereby in accordance with the provisions of this Custody Agreement. The undersigned agrees to indemnify the Custodian for and to hold the Custodian free from and harmless against any and all loss, claim, damage, liability or expense incurred by the Custodian arising out of or in connection with acting as Custodian hereunder, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to the Custodian’s own gross negligence, bad faith or willful misconduct; provided, however, that (i) the liability under this Custody Agreement of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of the Shares sold by such Selling Stockholder under the Underwriting Agreement and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of the Shares sold by such Selling Stockholder under the Underwriting Agreement exceeds the amount of any damages which such Selling Stockholder has otherwise been required to pay under the Underwriting Agreement.

          By executing this Custody Agreement, each of the Selling Stockholders represents that, as of the date hereof, such Selling Stockholder (i) has the authority to execute and deliver this Custody Agreement; (ii) has the authority to sell the Shares; and (iii) has good and marketable title to such Shares, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever, and such Shares will be transferred to the purchasers of such Shares pursuant to the Underwriting Agreement, assuming such purchasers purchase such Shares for value in

Exhibit B - 3

good faith and without notice of any such lien, encumbrance, equity or other adverse claim within the meaning of the Uniform Commercial Code, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever. The representations, warranties and agreements of the Selling Stockholders and the Custodian in this Custody Agreement are made for the benefit of, and may be relied upon by, the Company, the Custodian, the Selling Stockholders and the Underwriters, and their respective representatives, agents and counsel, who are expressly acknowledged to be intended third party beneficiaries of such representations, warranties and agreements. These representations, warranties, agreements and covenants shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons or entities listed in the preceding sentence, (ii) acceptance of the Shares and payment for them under the Underwriting Agreement and (iii) termination of this Custody Agreement.

          This Custody Agreement shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

          This Custody Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or e-mail/.pdf transmission shall constitute valid and sufficient delivery thereof.

          This Custody Agreement shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

          Please acknowledge your acceptance hereof as Custodian, and receipt of the certificate(s) deposited with you hereunder, by executing and returning the enclosed copy hereof to the undersigned in care of the Attorneys.

[Signature Page to Follow]

Exhibit B - 4

Dated: _____________, 2011
Very truly yours,

By:

Name:
Title:

Print Name(s), Address and Fax Number(s) of
Selling Stockholder(s) and Name and Title of
any Person Signing as Agent or Fiduciary:

_______________________________
_______________________________
_______________________________
_______________________________

Taxpayer I.D.: ___________________
Fax Number: ___________________

Instruction: If you are an individual and are married, your spouse is required to complete this form:

SPOUSAL CONSENT

          I am the spouse of ____________________. On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing Custody Agreement and agree to the sale of the shares of Common Stock of Pioneer Power Solutions, Inc., registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Underwriting Agreement (as defined therein).

Dated: ______________, ______

(Signature of Spouse)

Instruction: Complete each column as to certificate(s) to be deposited with the Custodian.

CERTIFICATE(S) DEPOSITED

Stock Certificate Number	Maximum Number of Shares of Common Stock To Be Sold from Certificate

Total

Exhibit B - 5

Instruction: Indicate how you wish to receive payment for the shares of Common Stock sold to the Underwriters. Please note that if you are selling shares of Common Stock registered in the name of a corporation or other association or a trust, payment will be made only to the corporation or other association or trust. A wire transfer can be made only to an account standing in exactly the same name as the person or entity, including the corporation or other association or trust, that is the registered owner of the Common Stock being sold.

          MANNER OF PAYMENT

          I request that payment of the net proceeds from the sale of the shares of Common Stock of the Company to be sold by me pursuant to the Underwriting Agreement be made in the following manner (CHECK ONE):

☐		CHECK made payable to: __________________________________
to be sent to the following address:

__________________________________
__________________________________

Phone: ( ) _______________________

Please send by (check one):

	☐	First class mail

	☐	Federal Express
Federal Express account number
__________________________________

☐		or WIRE TRANSFER to the following account:

Account No.: __________________________________

	Bank	______________________________ See attached wire transfer instructions
(name)
____________________________________
(address)

ABA No.____________________________

Phone: ( ) _________________________

☐		Other (please specify)

___________________________________

Exhibit B - 6

CUSTODIAN’S ACKNOWLEDGMENT AND RECEIPT

          Continental Stock Transfer & Trust Company, as Custodian, acknowledges acceptance of the duties of the Custodian under the foregoing Custody Agreement and receipt of the certificate(s) referred therein.

Dated: ______________, 2011

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:

Name:
Title:

Exhibit B - 7

Exhibit C

SELLING STOCKHOLDER’S
IRREVOCABLE POWER OF ATTORNEY
for sale of shares of common stock,
par value $0.001 per share, of Pioneer Power Solutions, Inc.

Mr. Nathan J. Mazurek
Mr. Andrew Minkow
c/o Pioneer Power Solutions, Inc.
One Parker Plaza
400 Kelby Street, 9th Floor
Fort Lee, New Jersey 07024

Dear Sirs:

          The undersigned stockholder and certain other holders of common stock of Pioneer Power Solutions, Inc., a Delaware corporation (the “Company”, and such stockholders and the undersigned being hereinafter sometimes collectively referred to as the “Selling Stockholders”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, Oppenheimer & Co. Inc., as representative (the “Representative”) of the several underwriters to be named on Schedule I to the Underwriting Agreement (the “Underwriters”). The Selling Stockholders propose to sell to the Underwriters pursuant to the Underwriting Agreement certain authorized and issued shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”) owned by them. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that the Underwriting Agreement will be entered into by the Company or the Underwriters.

          The undersigned hereby irrevocably constitutes and appoints Nathan J. Mazurek and Andrew Minkow each with full power and authority to act alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually an “Attorney” and collectively, the “Attorneys”), with full power and authority in the name of, for and on behalf of, the undersigned with respect to the following matters arising in connection with the sale of Common Stock by the undersigned:

          1. To sell, assign, transfer and deliver to the several Underwriters up to the number of shares of Common Stock set forth on the signature page hereof, such shares of Common Stock to be represented by certificate(s) deposited by the undersigned pursuant to the Custody Agreement (the “Custody Agreement”) between the undersigned and Continental Stock Transfer & Trust Company, as Custodian (the “Custodian”), at a purchase price per share, after deducting underwriting discounts and commissions, to be paid by the Underwriters, as the Attorneys, in their sole discretion, shall determine, but at the same price per share at which the Company and all other Selling Stockholders sell Common Stock to the Underwriters;

Exhibit C - 1

          2. On behalf of the undersigned, to determine the number of shares of Common Stock to be sold by the undersigned to the Underwriters, which numbers shall be no greater but may be fewer than the corresponding numbers set forth on the signature page hereof (such total number of shares of Common Stock as is finally determined by the Attorneys and set forth opposite the name of the undersigned in Schedule II to the Underwriting Agreement is hereinafter referred to as the “Shares”);

          3. On behalf of the undersigned, to execute, deliver and perform the Underwriting Agreement substantially in the form delivered to the undersigned on May 25, 2011 (the “Draft Underwriting Agreement”), with such insertions, changes, additions or deletions thereto as the Attorneys, in their sole discretion, may deem appropriate, and with full power to make such amendments to the Underwriting Agreement as the Attorneys, in their sole discretion, may deem advisable; provided, however, that no such insertion, change, addition, deletion or amendment shall make any changes to the Draft Underwriting Agreement that are materially adverse to the undersigned unless the undersigned is provided no less than five days’ notice of such changes and the opportunity to revoke this Power of Attorney;

          4. On behalf of the undersigned, to make the representations and warranties and enter into the provisions contained in the Underwriting Agreement;

          5. (a) To instruct the Custodian on all matters pertaining to the sale of the Shares and the delivery of certificates therefor, including: (i) the transfer of the Shares on the books of the Company in order to effect the sale of the Shares (including designating the name or names in which new certificate(s) for Shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificate(s) for the Shares against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment, out of the proceeds (net of underwriting discounts and commissions) from the sale of the Shares by the undersigned to the Underwriters, of any expense incurred in accordance with paragraph 6 below which is not payable by the Company and any transfer taxes payable in connection with the transfer of the Shares to the Underwriters (“Transfer Taxes”) and (iv) the transmission to the undersigned of the proceeds, if any, from the sale of the Shares (after deducting all amounts payable by the undersigned pursuant to clause (iii) above) and the return to the undersigned of new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by certificate(s) deposited with the Custodian over the number of Shares sold to the Underwriters; and (b) to amend the Custody Agreement and any related documents in such manner as the Attorneys may determine to be not materially adverse to the undersigned.

          6. To incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the Shares and to determine the amount of any Transfer Taxes;

          7. To take any and all steps deemed necessary or desirable by the Attorneys in connection with the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated under the Securities Act and the Exchange Act and the securities or “blue sky” laws of various states and jurisdictions, including, without limitation, the giving, making or filing of such undertakings, consents to service of process and representations

Exhibit C - 2

and agreements and the taking of such other steps as the Attorneys may deem necessary or desirable;

          8. To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

          9. To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Securities and Exchange Commission state securities commissions and the Financial Industry Regulatory Authority (“FINRA”), and in general to do all things and to take all actions which the Attorneys, in their sole discretion, may consider necessary or desirable in connection with the sale of Shares to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting; and

          10. If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares, or a stock power or powers attached to such certificate(s).

          Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney, and the act of any Attorney shall be the act of the Attorneys. Each Attorney is hereby empowered to determine in his sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him or her pursuant hereto.

          The undersigned acknowledges receipt of a copy of the Company’s Registration Statement on Form S-1 and all amendments thereto (the “Registration Statement”) relating to the offering of the Shares and certain shares of Common Stock by the Company (collectively, the “Offered Shares”) to be sold by the Selling Stockholders and a copy of the Draft Underwriting Agreement. The undersigned has reviewed the Registration Statement and the Draft Underwriting Agreement and understands the obligations and agreements of the undersigned set forth in the Underwriting Agreement. All representations and warranties of the Selling Stockholders in the Underwriting Agreement with respect to the undersigned will be as of the date of the execution of the Underwriting Agreement and the Firm Shares Closing Date (as determined in accordance with the Underwriting Agreement), true and correct. All such representations and warranties will, as provided in the Underwriting Agreement, survive the termination of the Underwriting Agreement and the delivery of and payment for the Shares.

          Upon the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the Selling Stockholders, the undersigned agrees to be bound by and to perform each and every covenant and agreement contained therein of the undersigned as a Selling Stockholder.

          The undersigned agrees, if so requested, to provide an opinion of counsel, addressed to Company counsel, which opinion shall expressly permit reliance thereon by Company counsel, setting forth such matters as Company counsel may reasonably request in rendering its opinion pursuant to the Underwriting Agreement and such other documentation as the Attorneys, the Company, the Representative or any of their respective counsel may request to effectuate any of

Exhibit C - 3

the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

          This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney.

          This Power of Attorney is an agency coupled with an interest and all authority conferred hereby shall be irrevocable, and shall not be withdrawn or terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an “Event”). If an Event shall occur after the execution hereof but before completion of the transactions contemplated by the Underwriting Agreement or this Power of Attorney, then certificate(s) representing the Shares will be delivered to the Underwriters by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred regardless of whether or not the Custodian, the Attorneys, the Underwriters, or any one of them, shall have received notice of such Event.

          Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to August 15, 2011 then this Power of Attorney shall terminate subject, however, to all lawful action done or performed pursuant hereto prior to such date.

          It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificate(s) for shares of Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Attorneys make no representations with respect to and shall have no responsibility for the Registration Statement or the Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys’ own gross negligence or willful misconduct. The undersigned agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to the Attorneys’ own gross negligence or willful misconduct. The undersigned agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have

Exhibit C - 4

full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

          It is understood that the purchase price per share of Common Stock to be paid in connection with the offering contemplated by the Prospectus and the Underwriting Agreement could be higher or lower than the public price per share of Common Stock as of the date hereof.

          It is understood that the Attorneys shall serve entirely without compensation.

          This Power of Attorney shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

          This Power of Attorney shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

          Delivery of a signed counterpart of this Power of Attorney by facsimile or e-mail/.pdf transmission shall constitute valid and sufficient delivery thereof.

          WITNESS the due execution of the foregoing Power of Attorney as of the date written below.

Maximum Number of Shares of
Common Stock to be Sold by Selling
Stockholders(s):

Very truly yours,

By:

Name:
Title:

DATED: ______________, 2011

Exhibit C - 5

Print Name and Address of Selling
Stockholder(s) and Name and Title of any Person
Signing as Agent or Fiduciary:

_____________________________________________________
_____________________________________________________
_____________________________________________________
_____________________________________________________
_____________________________________________________
_____________________________________________________

Telephone: ( ) ________________________________________

Fax Number: ( ) ________________________________________

ACKNOWLEDGMENT

State of	)
) ss.
County of	)

          On this the _____ day of ________, 2011 before me personally appeared _____________________________ who acknowledged the signing of the foregoing instrument and that the same is the free act and deed of such person (and if such person is signing on behalf of a corporation, partnership or trust that the same is the free act and deed of such corporation, partnership or trust and that such person is duly authorized to sign the foregoing instrument).

          WITNESS my hand and official seal.

Notary’s Signature

Exhibit C - 6

Exhibit D

Opinions of Company Counsel

Exhibit E

Opinions of Counsel to the Selling Stockholders

Exhibit F

Opinion of Counsel to the Representative